SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 28, 2003

(Date of earliest event reported)

UNIVERSAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-652	54-0414210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 North Hamilton Street	23230
Richmond, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:

(804) 359-9311

Item 5.    Other Events.

On October 28, 2003, Universal Corporation issued a press release announcing its new Chairman of the Board of Directors. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

No.	Description

99.1	Press release dated October 28, 2003, announcing new Chairman of the Board of Directors.

*Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION (Registrant)

Date: October 28, 2003	By:	/s/ George C. Freeman, III

George C. Freeman, III General Counsel and Secretary

Exhibit Index

Exhibit Number	Document

99.1	Press release dated October 28, 2003, announcing a new Chairman of the Board of Directors.*

*Filed Herewith